SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 16, 2001
Date of Report (Date of earliest event reported)

AGCO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12930	58-1960019

(State of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

4205 River Green Parkway

Duluth, Georgia 30096

(Address of principal executive

offices including zip code)

(770) 813-9200

(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)                              Exhibits

99.1	Certain Financial Information

SIGNATURES

      Pursuant to the requirements Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGCO Corporation

By: /s/ Stephen Lupton

Dated: April 16, 2001

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